Exhibit 10.7

果酒供应合作协议
Fruit Wine Supply Cooperation Agreement

甲方：福建天妃红酒业有限公司 乙方：
Party A: Fujian Tianfeihong Wine Party B:
Co., Ltd
签字代表人：                                        签字代表人：
Representative:                                        Representative:
电话：0594-2627999                           电话：
Phone#:0594-2627999                          Phone#:

鉴于甲方为果酒销售企业，乙方长期从事果酒生产或区域经销，依据《中华人民共和国合同法》及相关法律规定，双方本着互惠互利、友好协商原则，就果酒供应合作事宜达成一致意见，签订以下协议条款，以兹遵守。
WHEREAS, Party A is engaging in selling all kinds of fruit wine and Party B is engaging in producing or regional distributing, according to the PRC Contract Law and relevant regulations, in consideration of the mutual benefit to be derived herein, regarding the supply of fruit wine, the parties hereto agree as follows:
一、	合作内容
I.  Content of Cooperation
合作期限内，甲方从乙方处订购其生产或经销的果酒产品，乙方按照甲方要求向其发送货物。
During cooperation period, Party A purchases fruit wine produced or distributed from Party B, and Party B shall deliver products in accordance with the requirement of Party A.
二、	合作期限
II. Term of Cooperation
1、甲乙双方经友好协商，合作期限为 三 年，即自  ___至           。
Through friendly negotiation, both parties agree this agreement shall remain valid for 3 years, from ___to ___.

2、本协议履行期限届满，双方有意继续合作的，可以另行签订合作协议。
In the event of expiration, if there is a need to renew the agreement, both parties may enter into another cooperation agreement.
三、	采购、运输及验收
III. Purchase, Shipment and Acceptance
1、甲方按照自身需求向乙方提交《订单》，乙方在收到《订单》后5日内发货。
Party A shall submit order form to Party B in accordance with its own needs and Party B shall deliver products within 5 days upon receipt of order.
2、乙方负责将货物安全送到甲方指定的地点，并承担相应的运输费用。
Party B shall be responsible for delivering products to the location designated by Party A and bear the relevant cost.
3、乙方将货物送到甲方指定地点之后3日内，甲方负责对货物进行验收，并在《订单》上签署验收意见。
Party A shall conduct acceptance procedure of the products and sign acceptance comment on the order form within 3 days upon Party B delivers products to the designated location.
4、甲方未在约定期间内验收产品的，视为乙方提供货物符合双方约定。
If Party A failed to perform acceptance of the products in the specified time period, the products shall be deemed in compliance with the agreed standards.
四、	价款及结算
IV. Payment and Settlement
1、甲方向乙方采购产品的价款以乙方提供的报价单为准；由于市场变动促使果酒价格变动的，由乙方在变动后48小时内书面通知甲方。
The purchase price of products shall comply with the quotation of Party B; shall the price of wine fluctuate due to market change, Party B shall notice Party A within 48 hours in the written form.
2、甲乙双方一致同意，在合作期限内以自然季度为账期，甲方于每年1月、4月、7月、10月支付上个季度的采购货款。
Two parties have reached a consensus to take natural quarters as accounting period during the term of cooperation. Party A shall pay purchase price for last quarter in January, April, July and October, respectively.

五、	甲方权利义务
V. Rights and Obligations of Party A
1、甲方应严格按照本协议的约定按期向乙方结算货款，未按照该约定履行义务的，应承担相应的违约责任。
Party A shall settle payment of product strictly in accordance with the provisions set forth in this agreement. If Party A fails to fulfill its obligation under the agreement, Party A shall be held liable for the breach of agreement.
2、甲方按照本协议的约定及时验收货物。
Party A shall conduct acceptance of products timely in accordance with the arrangement of this agreement.
3、甲方不得恶意毁坏乙方产品品牌并应有效保护乙方产品市场。
Party A shall effectively protect the market for Party B’s products and shall never maliciously damage the product brand of Party B.
六、	乙方权利义务
VI. Rights and Obligations of Party B
1、乙方严格按照甲方提交的《订单》内容、时间要求向甲方发货。
Party B shall deliver products strictly in accordance with the content and time requirement stipulated in the order form submitted by Party A.
2、乙方确保所提供产品不受任何第三方知识产权追究。
Party B shall guarantee the products provided are free from any third party intellectual property rights investigation.
3、乙方应当确保产品的包装适合运输，进而有效避免运输过程中造成产品损坏。
Party B shall guarantee the suitable packaging of products so as to avoid damages during shipment.
七、	违约责任
VII. Liability for Breach of Agreement
1、甲方未按照约定期限向乙方结算货款的，加付本次应付货款的10%作为违约金；甲方超过三次未按照约定期限支付货款的，加付应付货款的20%作为违约金，同时乙方有权终止合作。
Shall Party A fail to make the payment as the manner set forth in the agreement, Party A shall add extra payment to Party B equal to 10% of the amount payable as liquidated damages. Shall Party A fail to meet payment deadline over 3 times, Party A shall add extra payment to Party B equal to 20% of the amount payable as liquidated damages, meanwhile Party B shall be entitled the right to terminate the cooperation.

2、甲方未按照协议约定及时验收货物的，事后不得以货物不符合约定为借口要求乙方更换货物；
Shall Party A fail to conduct acceptance of the products as the manner set forth in the agreement, Party A shall not ask Party B to replace products using goods do not conform to the agreement as an excuse afterwards.
3、甲方销售乙方货物过程中受到第三方知识产权责任追究的，由乙方承担甲方所受到的实际损失，并向甲方支付补偿金，同时，甲方有权终止合作。
Shall Party A suffer any third party intellectual property rights investigation during the sales of products provided by Party B, Party B shall be responsible for the actual losses suffered by Party A and make payment of compensation, meanwhile, Party A shall be entitled to terminate the cooperation.
4、乙方提供货物不符合《订单》要求或存在损坏的，承担及时更换货物的责任，并承担更改货物的费用。
Shall the products provided by Party B are not in compliance with the standards set forth in order form or have any damages, Party B shall be responsible for the timely replacement of products and bear relevant costs.
5、乙方无正当理由迟延发送货物，造成甲方销售损失的，由乙方承担甲方的实际损失。
Shall Party B postpone the delivery of products without reasonable cause and cost damage to Party A consequently, Party B shall compensate Party A for all the losses accordingly.
6、合作期限内，甲乙任何一方无正当理由擅自终止合作的，承担由此给对方带来的实际损失。
During the term of this agreement, shall either party terminate the agreement without reasonable cause, the default party shall compensate the other party for all the losses occurred accordingly.

八、	免责条款
VIII. Disclaimer
1、本协议所称免责是指不可抗力情况，包括但不限于台风、洪水、地震等自然灾害，征收、征用等政府行为。
The disclaimer in this agreement means the situations of force majeure, including but not limited to typhoon, flood, earthquake and  other natural disasters, as well as acts of government like land expropriation.
2、甲乙双方由于上述不可抗力导致未按照本协议约定履行合同的，不宜按照第七条的约定追究违约责任。
Both parties shall be held harmless from the liability for breach of contract in accordance with article 7 if the fulfillment of the agreement is failed due to the aforesaid force majeure.
九、	纠纷解决
IX. Settlement of Dispute
甲乙双方因本协议而产生纠纷的，本着长期合作共谋发展的原则进行协商，协商不成的，任何一方均有权向甲方所在地人民法院提起诉讼。
Any disputes arising from the performance shall be settled through consultation between both under the principle of long term cooperation. If failed, either party shall have the right to bring a lawsuit to the people’ court at Party A’s location.
十、	其他
X.  Miscellaneous
1、本协议自甲乙双方签字盖章之日起生效，一式两份，甲乙双方各执一份，具有相同法律效力；
The agreement shall come into effect upon the signing and sealing of both parties. The agreement is made in duplicate with both parties holding one copy with the same legal effect.
2、未经双方约定，本协议不得更改；未尽事宜，由双方另行签订协议作为本协议的补充。
The agreement shall not be modified without the mutual promise. For matters not included herein, the two parties shall otherwise enter into supplement agreement upon negotiations.

甲方：福建天妃红酒业有限公司	乙方：
Party A: Fujian Tianfeihong Wine Co., Ltd	Party B:
签章：	签章：
Signature:	Signature:
时间：	时间：
Date:	Date: